EXHIBIT 10.1

Execution version
SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
     THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT(this “Amendment”), dated as of December 14, 2005, is entered into, by and among LENNOX INDUSTRIES INC., an Iowa corporation, (“Lennox” or the “Master Servicer”), LPAC CORP., a Delaware corporation (“LPAC” or the “Company”), LIBERTY STREET FUNDING CORP. (“Liberty Street”), the investors named in the Purchase Agreement (defined below), THE BANK OF NOVA SCOTIA (“Scotiabank”) YC SUSI TRUST (“Yorktown”), BANK OF AMERICA, NATIONAL ASSOCIATION (the “Yorktown Agent”) and THE YORKTOWN INVESTORS. Capitalized terms used and not otherwise defined herein are used as defined in the Purchase Agreement (as defined below).
     WHEREAS, LPAC, Lennox, Liberty Street, the investors named therein, Scotiabank, Yorktown, the Yorktown Agent, and the Yorktown Investors are party to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of June 16, 2003 (as amended, supplemented or otherwise modified through the date hereof, the “Purchase Agreement); and
     WHEREAS, the parties hereto desire to amend the Purchase Agreement as set forth herein.
     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
     SECTION 1. Amendments to Purchase Agreement.
     (a) Clause (i) of the definition of “Funding Termination Date” in Appendix A to the Purchase Agreement is hereby deleted and replaced with the following:
     “(i) December 14, 2006, or such later date as may, from time to time, be agreed to in writing by the Agents;”
     SECTION 2. Representations and Warranties.
     Each Seller Party hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in Article VI of the Receivables Purchase Agreement is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof.
     SECTION 3. Purchase Agreement in Full Force and Effect as Amended.
     Except as specifically amended hereby, the Purchase Agreement shall remain in full force and effect. All references to the Purchase Agreement shall be deemed to mean the Purchase Agreement as modified hereby. This Amendment shall not constitute a novation of the Purchase

Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Purchase Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.
     SECTION 4. Miscellaneous.
     (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.
     (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LPAC CORP., as Seller

By:	/s/ Gary A. Larson

Name:	Gary A. Larson

Title:	Treasurer

LENNOX INDUSTRIES INC., as Master Servicer

By:	/s/ Gary A. Larson

Name:	Gary A. Larson

Title:	Treasurer

[additional signatures to follow]

LIBERTY STREET FUNDING CORP., as a Purchaser

By:	/s/ Bernard J. Angelo

Name:	Bernard J. Angelo

Title:	Vice President

THE BANK OF NOVA SCOTIA, as Liberty Street Purchaser Agent and Liberty Street Investor

By:	/s/ Norman Last

Name:	Norman Last

Title:	Managing Director

[additional signatures to follow]

YC SUSI TRUST, as the Yorktown Purchaser

By:	Bank of America, National Association, as Administrative Trustee

By:	/s/ John Zeszutek
Name: Title:	John Zeszutek Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Yorktown Investor

By:	/s/ John Zeszutek
Name: Title:	John Zeszutek Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Yorktown Purchaser Agent

By:	/s/ John Zeszutek
Name: Title:	John Zeszutek Vice President
[end of signatures]